497(e)
                                                                         2-30070
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 29, 2006 TO THE CURRENT PROSPECTUSES FOR:

ACCUMULATOR(R)                          EQUI-VEST(R) EXPRESS
ACCUMULATOR(R) PLUS(SM)                 EQUI-VEST(R) VANTAGE(SM)
ACCUMULATOR(R) ELITE(SM)                EQUI-VEST(R) EMPLOYER-SPONSORED
ACCUMULATOR(R) SELECT(SM)                RETIREMENT PROGRAMS
EQUI-VEST(R)                            MOMENTUM(SM)
EQUI-VEST(R) SERIES 800                 MOMENTUM(SM) PLUS
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectuses and Supplements to Prospectuses and Statements of Additional Information, as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

On or about December 1, 2006, subject to regulatory approval, interests in the EQ/AXA Rosenberg Value Long/Short Equity Portfolio (the "surviving option") will replace interests in the Laudus Rosenberg VIT Value Long/Short Equity portfolio (the "replaced option"). This fund substitution is described in more detail in the supplement to your Prospectus dated August 25, 2006. The purpose of this supplement is to restate the Portfolio Expenses and remove Example information for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio in the August 25, 2006 supplement. All other information in that supplement remains unchanged.


A.   FEE TABLE

                                                                                       Total Annual    Fee Waivers      Net Total
                                                                                         Expenses        and/or           Annual
                                                                        Underlying        (Before        Expense      Expenses After
                            Management                    Other       Portfolio Fee       Expense      Reimburse-         Expense
    Portfolio Name             Fees       12b-1 Fees    Expenses       and Expenses     Limitation)       ments         Limitations
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA Rosenberg Value
 Long/Short Equity            1.40%         0.25%         1.58%            --              3.23%          (0.02)%        3.21%


B.   EXAMPLE

Because the Portfolio's expenses have not been impacted as a result of this substitution, the amounts shown in the expense example for the replaced option in your current product prospectus can be used to show the hypothetical expenses under the surviving option. Please disregard the Expense example shown in your August 25, 2006 supplement.










                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104

IM-06-11A (8/06)                                                   136978 (8/06)
                                                                          x01409